UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2023
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001604083
COMM 2014-UBS3 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541886
UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

New York	333-193376-06	38-3932242 38-3932243 38-7111648
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 250-2500
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the October 13, 2023 Distribution Date.  The Certificate Administrator was subsequently notified by the Master Servicer on October 31, 2023 of funds received from the payoff of the Academy Sports Mortgage Loan and the Walgreens, CVS, O'Reilly Auto Portfolio Mortgage Loan (Loan Number 29 and Loan Number 34, respectively, on Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on June 4, 2014 pursuant to Rule 424(b)(5)).  This resulted in an additional principal payment to the Class A-3 Certificateholders in an amount equal to $10,584,973.91 and an additional payment to the Class X-A Certificateholders in an amount equal to $106,102.07 in prepayment penalty fees.  The additional payments were made to the Class A-3 and Class X-A Certificateholders on November 1, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ Matt Smith
Matt Smith, Director

Date:  November 3, 2023

/s/ R. Chris Jones
R. Chris Jones, Managing Director

Date:  November 3, 2023